UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

TON Strategy Company

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3024 Sierra Juniper Ct
Las Vegas, Nevada	89138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2026, TON Strategy Company (the “Company”) and Veronika Kapustina, Chief Executive Officer of the Company, mutually agreed that Ms. Kapustina will be transitioning out of her position as Chief Executive Officer of the Company. Ms. Kapustina is expected to continue to serve as Chief Executive Officer until the Company completes a search and appoints her successor. The Company has engaged Intersection Growth Partners, a third party executive search firm, to conduct the search for the Company’s next Chief Executive Officer.

Item 7.01. Regulation FD Disclosure.

On January 28, 2026, the Company issued a press release announcing the planned Chief Executive Officer transition and the Company’s initiation of a formal search process to potentially expand the board of directors of the Company to add additional independent directors. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this Current Report on Form 8-K should be considered forward-looking statements, including, but not limited to, statements regarding: the transition of the Company’s Chief Executive Officer; the Company’s business and growth strategy; and the anticipated search to identify potential additional candidates for the Company’s board of directors. Without limiting the foregoing, in some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the Company’s ability to identify and engage a qualified Chief Executive Officer candidate in a timely manner or at all; the Company’s ability to identify and engage additional qualified director candidates in a timely manner or at all; the Company’s ability to strengthen its leadership and governance structure; the Company’s incursion of significant net losses and uncertainty whether it will achieve or maintain profitable operations; the Company’s ability to grow and compete in the future, and to execute its business strategy; the Company’s decision to implement a cryptocurrency treasury strategy, whereby it acquires Toncoin, the native cryptocurrency of The Open Network (“TON”) blockchain and its dependence on TON and Toncoin as a result of this strategy; the Company’s ability to maintain and expand its customer base and to convince its customers to increase the use of its services and/or platform; the Company’s financial results and the market price of its common stock may be affected by the price of Toncoin, and its Toncoin holdings will be less liquid than cash and cash equivalents; changes in the broader digital asset regulatory landscape and as it relates to TON and Toncoin and the Company’s failure to comply with applicable regulatory requirements and risks related to any actions the Company may take to prevent or correct such failure; the availability of opportunities to stake Toncoin; the competitive market in which the Company operates; the Company’s ability to increase the number of its strategic relationships or grow the revenues received from its current strategic relationships; the Company’s ability to develop existing services or acceptable new services that keep pace with technological developments; the Company’s ability to successfully launch new product platforms, including MARKET.live, the rate of adoption of these platforms and the revenue generated from these platforms; the Company’s ability to deliver its services, as it depends on third party providers; the Company’s ability to attract and retain qualified management personnel; the Company’s susceptibility to cybersecurity incidents and other disruptions, particularly as it relates to its holdings of Toncoin; the Company’s ability to maintain compliance with the listing requirements of the Nasdaq Capital Market; the impact of, and the Company’s ability to operate its business and effectively manage its growth under evolving and uncertain global economic, political, and social trends, including legislation banning or otherwise hampering the digital asset landscape, inflation, rising interest rates, and recessionary concerns; potential disputes, litigation or other proceeding, and use of the Company’s efforts and resources, with respect to any of the foregoing; and other important factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2025 and September 30, 2025, as any such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Company’s Investor Relations page on its website at https://ir.tonstrat.com.

Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, it can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026	TON Strategy Company

	By:	/s/ Sarah Olsen
	Name:	Sarah Olsen
	Title:	Chief Financial Officer and Chief Operating Officer